                           SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14 (a) OF THE SECURITIES EXCHANGE ACT
                     OF 1934 (AMENDMENT NO.              )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

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                            TAX-FREE INVESTMENTS CO.
                           (For its Series Portfolio:
                            Cash Reserve Portfolio)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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

                            CASH RESERVE PORTFOLIO

                           TAX-FREE INVESTMENTS CO.
                         11 Greenway Plaza, Suite 100
                               Houston, TX 77046


                                                                   June 17, 1998

Dear Shareholder:

     The proxy statement and accompanying proxy card which follow this letter ask the shareholders of the Cash Reserve Portfolio (the "Portfolio") of Tax-Free Investments Co. ("TFIC") to approve changes to certain fundamental investment policies of the Portfolio, as more fully set forth in the proxy statement.

     These changes are being proposed for three reasons: (1) to make the fundamental investment policies of the Portfolio consistent with recent changes to the Federal statutes and regulations governing money market funds, (2) to make such policies reflect more accurately the types of money market instruments available in the marketplace and (3) to eliminate fundamental investment policies that were previously required by state securities regulators and that are no longer applicable to the Portfolio.

     After careful consideration, the Board of Directors of TFIC has unanimously approved these proposals and recommends that you read the enclosed materials carefully and then vote FOR all proposals.

     Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope.

     Thank you for your cooperation and continued support.

                                    Sincerely,


                                    /s/ CHARLES T. BAUER
                                    ------------------------
                                    Charles T. Bauer
                                    Chairman

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           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

     ENCLOSED YOU WILL FIND A PROXY CARD RELATING TO THE FUND. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" ALL THE PROPOSALS INDICATED ON THE CARD. IN ORDER TO ASSURE THAT THE REQUISITE NUMBER OF SHARES ARE REPRESENTED AT THE SPECIAL MEETING, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY. UNLESS PROXY CARDS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE INSTRUCTIONS BELOW, THEY WILL NOT BE VOTED.
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                     INSTRUCTIONS FOR SIGNING A PROXY CARD

     The following general rules for signing a proxy card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example,

               Registration                          Valid Signature
               ------------                          ---------------
Trust Accounts
     (1) ABC Trust Account......................  Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78....  Jane B. Doe
Partnership Accounts
     (1) The XYZ Partnership....................  Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership... Jane B. Smith, General Partner Custodian or Estate Accounts
     (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
         UGMA/UTMA..............................  John B. Smith
     (2) Estate of John B. Smith................  John B. Smith, Jr., Executor
Corporate Accounts
     (1) ABC Corp...............................  ABC Corp.
                                                  John Doe, Treasurer
     (2) ABC Corp...............................  John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer......  John Doe
     (4) ABC Corp. Profit Sharing Plan..........  John Doe, Treasurer

                            CASH RESERVE PORTFOLIO

                           TAX-FREE INVESTMENTS CO.

              11 Greenway Plaza, Suite 100, Houston, Texas 77046

                 --------------------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 17, 1998
                  -------------------------------------------

TO THE SHAREHOLDERS:

     A special meeting of shareholders of the Cash Reserve Portfolio (the "Portfolio") of Tax-Free Investments Co. ("TFIC") will be held on Friday, July 17, 1998 at 3:00 p.m. local time at 11 Greenway Plaza, Suite 100, Houston, Texas 77046, for the following purposes:

     (1) To approve a proposed change to the Portfolio's fundamental investment policy regarding issuer diversification.

     (2) To approve a proposed change to the Portfolio's fundamental investment policy regarding industry concentration.

     (3) To approve the proposed elimination of the Portfolio's fundamental investment policy regarding investing in illiquid securities.

     (4) To approve the proposed elimination of that portion of a fundamental investment policy of the Portfolio that permits the Portfolio to purchase Stand-By Commitments.

     (5) To approve the proposed elimination of certain fundamental investment policies of the Portfolio which are no longer required under state securities laws.

     (6) To transact such other business as may properly come before the meeting.

     Shareholders of record of the Portfolio at the close of business on June 5, 1998 are entitled to vote at the special meeting and any adjournments. If you attend the special meeting, you may vote your shares in person. If you expect to attend the special meeting in person, please notify TFIC by calling 1-800-952-3502. If you do not expect to attend the special meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     It is important that you return your signed proxy card promptly so that a quorum may be assured.


June 17, 1998
                                                     Charles T. Bauer
                                             Chairman of the Board of Directors

                             CASH RESERVE PORTFOLIO
                            TAX-FREE INVESTMENTS CO.
               11 Greenway Plaza, Suite 100, Houston, Texas 77046

                  --------------------------------------------
                                PROXY STATEMENT
                  -------------------------------------------


     The accompanying proxy is solicited by the Board of Directors of Tax-Free Investments Co. ("TFIC"), on behalf of the Cash Reserve Portfolio (the "Portfolio"), in connection with the special meeting of shareholders of the Portfolio to be held at the offices of TFIC, 11 Greenway Plaza, Suite 100, Houston, Texas 77046 at 3:00 p.m. local time on Friday, July 17, 1998 (the "Special Meeting"). A shareholder can revoke the proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Secretary of TFIC, or by returning a subsequently dated proxy. If you expect to attend the Special Meeting in person, please notify TFIC by calling 1-800-952-3502.

     All shareholders of the Portfolio, regardless of class, will vote on identical proposals in connection with the Special Meeting and will be affected equally by the results of the Special Meeting.

     Upon the request of any shareholder, the Portfolio will furnish, without charge, a copy of the Portfolio's annual report for its most recent fiscal year together with any subsequent semi-annual report. All requests should be directed to A I M Advisors, Inc. ("AIM") at 1-800-347-4246.


VOTING

     At the Special Meeting, shareholders of record of the Portfolio at the close of business on June 5, 1998 (the "Record Date") will be entitled to vote one vote per share on the proposals set forth herein, with proportional votes for fractional shares. The Portfolio had 1,116,066,941 shares outstanding on the Record Date. It is expected that this proxy statement (the "proxy statement") and the accompanying proxy will be first sent to shareholders on or about June 17, 1998.

     The favorable vote of the holders of a "majority of outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is required to approve each of the proposals set forth in this proxy statement. Under the 1940 Act, a "majority of the outstanding voting securities" of the Portfolio means the lesser of (a) the vote of holders of 67% or more of the voting shares of the Portfolio present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting shares of the Portfolio are present in person or by proxy, or
(b) the vote of the holders of more than 50% of the outstanding voting shares of the Portfolio.

     The Board of Directors of TFIC has named Charles T. Bauer, Chairman, Robert
H. Graham, President, and Carol F. Relihan, Secretary, of TFIC as proxies. Unless specific instructions are given to the contrary in the accompanying proxy, the proxies will vote FOR each of the proposals to change or eliminate the specified fundamental investment policies of the Portfolio.

     Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) with respect to any proposal will be counted for purposes of determining whether a quorum is present at the Special Meeting. Abstentions and broker non-votes do not count as votes cast but have the same effect as casting a vote against proposals that require the vote of a majority of the shares present at the Special Meeting, provided a quorum is present.

     The Board of Directors of TFIC currently knows of no other matters to be presented at the Special Meeting. If any other matters properly come before the Special Meeting, the proxies will vote in accordance with their best judgment. The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast.

                                   BACKGROUND

     The Portfolio has adopted numerous fundamental investment policies which restrict the types of securities the Portfolio may purchase. Since the adoption of these policies, Congress passed legislation that preempts the substantive regulation of mutual funds by state securities regulators and the United States Securities and Exchange Commission ("SEC") amended various rules adopted under the 1940 Act that govern money market mutual funds such as the Portfolio. In addition, since the adoption of these policies, the types of securities available in the marketplace for purchase by tax-exempt funds have changed.

     In response to these changes, the Board of Directors of TFIC has proposed revisions to certain of the Portfolio's fundamental investment policies. These revisions are designed to modernize the Portfolio's policies and, in some instances, to provide AIM with greater flexibility in managing the Portfolio. AIM does not believe, however, that the approval and implementation of these revisions will result in any material change to the manner in which it manages the Portfolio.

     The proposed revisions to certain of the Portfolio's fundamental investment policies may not be implemented without shareholder approval. The Board of Directors is therefore soliciting approval of shareholders of these proposed revisions. If the proposed revisions are approved by shareholders, the revisions will be effective July 24, 1998.


                                   PROPOSAL 1

   PROPOSED CHANGE TO THE PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY REGARDING
                             ISSUER DIVERSIFICATION

INTRODUCTION.   The Board of Directors of TFIC proposes to change the
Portfolio's fundamental investment policy regarding issuer diversification (the "Diversification Policy").

CURRENT POLICY.   The Portfolio's current Diversification Policy provides that the Portfolio will not:

     "with respect to 75% of its total assets, purchase securities of any issuer (except obligations of the U.S. Government, its agencies or instrumentalities, including any Municipal Securities guaranteed by the U.S. Government) if as a result of such purchase more than 5% of the Portfolio's total net assets would be invested in securities of such issuer except as permitted by Rule 2a-7 of the 1940 Act as amended from time to time and except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order[.]"

PROPOSED CHANGE.   The Board of Directors of TFIC proposes to change the
Diversification Policy to provide that the Portfolio will not:

     "purchase the securities of any issuer if, as a result, the Portfolio would fail to be a diversified company within the meaning of the 1940 Act, the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time; provided, however, that the Portfolio may purchase securities of other investment companies to the extent permitted by the 1940 Act and the rules and regulations promulgated thereunder (as such statute, rules and regulations are amended from time to time) or to the extent permitted by exemptive order or other similar relief[.]"

REASONS FOR THE PROPOSED CHANGE. The Portfolio is classified as a diversified company for purposes of the 1940 Act. As a money market fund, the Portfolio satisfies the requirements for being so classified by complying with the diversification provisions of Rule 2a-7. That Rule permits the Portfolio to value its assets using the amortized cost method, provided the Portfolio satisfies numerous conditions set forth in the Rule.

     Rule 2a-7 sets forth two different diversification requirements: one applicable to the issuer of municipal securities ( provided that such securities are not subject to a demand feature or a guarantee), and one applicable to municipal securities with demand features or guarantees.

     The issuer diversification requirement provides that the Portfolio may not invest in the securities of any issuer if, as a result, more than 5% of its total assets would be invested in securities issued by such issuer. If the securities are subject to a demand feature or guarantee, however, they are not subject to this requirement.

     The diversification requirement applicable to municipal securities subject to a demand feature or guarantee provides that, with respect to 75% of its total assets, the Portfolio may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same entity. A demand feature permits the Portfolio to sell a municipal security at approximately its amortized cost value plus accrued interest at specified intervals upon no more than 30 days' notice. A guarantee includes a letter of credit, bond insurance and an unconditional demand feature (provided the demand feature is not provided by the issuer of the security.)

     AIM manages the Portfolio so that it is in compliance with both the Diversification Policy and the diversification requirements of Rule 2a-7. Nevertheless, AIM has proposed and the Board of Directors has approved, subject to shareholder approval, revising the Diversification Policy so that it is more general. This revised Policy is designed to permit the Portfolio to adhere to the diversification requirements of the 1940 Act or rules and regulations thereunder, or any exemptive orders or other exemptive relief, whatever they are or may become, in order to avoid submitting repeated amendments of this Policy to a shareholder vote each time any of the foregoing changes. AIM does not believe that the approval and implementation of the proposed change to the Diversification Policy will result in any material change to the manner in which it manages the Portfolio.

RECOMMENDATION. The Board of Directors of TFIC recommends that you vote FOR the proposal to change the Portfolio's Diversification Policy.


                                   PROPOSAL 2

   PROPOSED CHANGE TO THE PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY REGARDING
                             INDUSTRY CONCENTRATION

INTRODUCTION.   The Board of Directors of TFIC proposes to change the
Portfolio's fundamental investment policy regarding industry concentration (the "Concentration Policy").

CURRENT POLICY. The Portfolio's current Concentration Policy provides that the Portfolio will not:

     "purchase any securities which would cause more than 25% of the value of the Portfolio's total net assets at the time of such purchase to be invested in: (i) securities of one or more issuers conducting their principal activities in the same state, (ii) securities, the interest on which is paid from revenues of projects with similar characteristics, or
     (iii) industrial development bonds issued by issuers in the same industry; provided that there is no limit with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, certificates of deposit and guarantees of Municipal Securities by banks[.]"

PROPOSED CHANGE. The Board of Directors of TFIC proposes to change the Concentration Policy to provide that the Portfolio will not:

     "concentrate 25% or more of its total assets in the securities of issuers in a particular industry; provided, however, that securities issued or guaranteed by banks or subject to financial guaranty insurance are not subject to this limitation; and provided further, that securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and tax-exempt securities issued by state and local governments and their political subdivisions, are not included within this restriction[.]"

REASONS FOR PROPOSED CHANGE. All mutual funds must state their concentration policy (whether they intend to invest more than 25% of their assets in securities issued by issuers conducting their business in the same industry or group of industries). This statement of policy is not applicable to investments in tax-exempt securities issued by governments or their political subdivisions. Nevertheless, the SEC requires that a tax-exempt fund include appropriate disclosure in its prospectus ("Supplemental Disclosure") if more than 25% of the fund's assets are invested in (1) securities whose issuers are located in the same state, (2) securities the interest upon which is paid from revenues of similar projects, or (3) industrial revenue bonds. This Supplemental Disclosure may be set forth as a non-fundamental policy of a fund.

     The Portfolio currently includes this Supplemental Disclosure as part of its Concentration Policy. The Board of Directors has approved changing the Portfolio's Concentration Policy to eliminate the Supplemental Disclosure as a fundamental policy and to clarify the types of securities that are outside the scope of the Concentration Policy. These changes are designed to give AIM, the Portfolio's adviser, greater flexibility in managing the Portfolio and the ability to take advantage of investment opportunities that arise from time to time. These changes will also clarify that there is no limit on the percentage of the Portfolio's assets that are issued or guaranteed by banks or are subject to financial guarantee insurance.

     In the event the shareholders approve the proposed change to the Portfolio's Concentration Policy, the Fund will be subject to the following non-fundamental investment policies:

     "The Portfolio does not intend to purchase securities of an issuer if, after giving effect to such purchase, 25% or more of the value of the Portfolio's total assets would be invested in securities of one or more issuers conducting their principal activities in the same state. The Portfolio may invest 25% or more of its total assets in industrial development bonds.

     The Portfolio does not intend to purchase securities of an issuer if, after giving effect to such purchase, 25% or more of the value of the Portfolio's total assets would be invested in securities the interest on which is paid from revenues of projects with similar characteristics. This policy applies to industrial development bonds as well as other tax-exempt securities. This policy shall not apply, however, in the event such securities are subject to a guarantee. With respect to securities that are subject to a guarantee, the Portfolio does not intend to purchase any such security if, after giving effect to such purchase, 25% or more of its total assets would be invested in securities issued or guaranteed by entities in a particular industry. Securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to this policy."

     These non-fundamental policies could be changed by the Board of Directors in the future without shareholder approval.

RECOMMENDATION.   The Board of Directors of the Portfolio recommends that you vote FOR the proposal to change the Portfolio's Concentration Policy.


                                   PROPOSAL 3

PROPOSED ELIMINATION OF THE PORTFOLIO'S INVESTMENT POLICY REGARDING INVESTING IN
                  ILLIQUID SECURITIES AS A FUNDAMENTAL POLICY

INTRODUCTION. The Board of Directors of TFIC proposes to eliminate the Portfolio's investment policy regarding investing in illiquid securities (the "Liquidity Policy") as a fundamental policy.

CURRENT POLICY. The Portfolio's current Liquidity Policy provides that the Portfolio will not:

     "invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days."

PROPOSED CHANGE. The Board of Directors has approved, subject to shareholder approval, the elimination of this Policy as a fundamental investment policy. If the shareholders approve this proposal, the Portfolio instead will be governed by an identical non-fundamental investment policy.

REASONS FOR PROPOSED CHANGE. The SEC requires a money market fund to limit its investment in illiquid securities to no more than 10% of its net assets but does not require such limitation to be a fundamental policy. Eliminating the Liquidity Policy as a fundamental investment policy and instead adopting an identical non-fundamental investment policy will have no effect on the Portfolio since no substantive changes are being made to this policy.

     This non-fundamental investment policy may be modified by the Board of Directors without shareholder approval. As a result, the proposed change provides the Board of Directors with increased flexibility to react promptly to changes in the marketplace, changes in the law or other factors which necessitate a revision of the Portfolio's investment policy.

RECOMMENDATIONS. The Board of Directors recommends that you vote FOR the proposal to eliminate the Portfolio's Liquidity Policy as a fundamental investment policy.


                                   PROPOSAL 4

  PROPOSED ELIMINATION OF THAT PORTION OF A FUNDAMENTAL INVESTMENT POLICY THAT
                  PERMITS THE PURCHASE OF STAND-BY COMMITMENTS

INTRODUCTION. The Board of Directors proposes to eliminate that portion of a fundamental investment policy of the Portfolio that permits the Portfolio to purchase Stand-By Commitments (such portion, the "Stand-By Commitment Policy").

CURRENT POLICY. The Portfolio currently has a fundamental investment policy that provides that the Portfolio will not:

     "purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the Portfolio may purchase Stand-By Commitments[.]"

PROPOSED CHANGE. The Board of Directors proposes to change this investment policy by eliminating the phrase "except that the Portfolio may purchase Stand-By Commitments" so that this Policy provides that the Portfolio will not:

     "purchase or sell puts, calls, straddles, spreads or combinations thereof[.]"

REASONS FOR THE PROPOSED CHANGE. Stand-By Commitments are no longer commonly available in the marketplace. As a result, it is no longer necessary or appropriate to permit their purchase as a part of a fundamental investment policy.

RECOMMENDATION. The Board of Directors recommends that you vote FOR the proposal to eliminate the Stand-By Commitment Policy from the Portfolio's fundamental investment policy.

                                   PROPOSAL 5

PROPOSED ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE PORTFOLIO
            WHICH ARE NO LONGER REQUIRED UNDER STATE SECURITIES LAWS

INTRODUCTION. Certain state regulators historically imposed limitations on the types of securities mutual funds could acquire. These limitations necessitated the adoption of the following fundamental investment policies by the Portfolio which relate to:

          1. the imposition of a history of operations requirement on industrial development bonds (the "IDB History Policy");

          2. the purchase of securities of an issuer in which directors and officers of TFIC or AIM also hold a beneficial interest (the "D & O Ownership Policy"); and

          3. the purchase or sale by the Portfolio of interests in oil, gas or other mineral exploration or development programs (the "Oil and Gas Policy").

The National Securities Markets Improvement Act of 1996 preempted substantive regulation of mutual funds by state securities regulators. As a consequence, the Portfolio is no longer required to retain these fundamental investment policies. The Board of Directors has therefore approved the elimination of these policies, subject to shareholder approval. The current text of each of these fundamental investment policies and the reasons for their proposed elimination are discussed below.

     (A)  THE IDB HISTORY POLICY

          CURRENT POLICY. The Portfolio's IDB History Policy provides that the Portfolio will not:

          "purchase any industrial development bond, if, as a result of such purchase, more than 5% of the Portfolio's total assets would be invested in the securities of issuers, which, together with their predecessors, have been in business for less than three years[.]"

          PROPOSED CHANGE. The Board of Directors proposes to eliminate the IDB History Policy in its entirety.

          REASONS FOR PROPOSED CHANGE. The Board of Directors has concluded that the Portfolio should be permitted to invest any portion of its assets that AIM deems appropriate in industrial development bonds issued by issuers that, together with their predecessors, have been in business for less than three years. Notwithstanding this additional flexibility, the Portfolio may not invest in any such security unless AIM determines that the security presents minimal credit risk and otherwise satisfies the Portfolio's investment policies and Rule 2a-7 under the 1940 Act.

     (B)  THE D & O OWNERSHIP POLICY

          CURRENT POLICY. The Portfolio's D & O Ownership Policy provides that the Portfolio will not:

          "purchase or retain securities of an issuer if, to the knowledge of [TFIC], the directors and officers of [TFIC], and the directors and officers of AIM, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer[.]"

          PROPOSED CHANGE. The Board of Directors proposes to eliminate the D & O Ownership Policy in its entirety.

          REASONS FOR PROPOSED CHANGE. The Board of Directors has concluded that the D & O Ownership Policy is not necessary to protect the interests of the Portfolio or its shareholders because AIM, TFIC and their respective officers and directors are already subject to various statutory restrictions with respect to related-party or affiliated transactions which act to protect the interests of the Portfolio and its shareholders. In addition, there is nothing inherently disadvantageous to the Portfolio or its shareholders in investing in securities of an issuer that are also held by related parties or affiliates. The possibility exists, however, that the interests of the Portfolio and of the officers and directors of TFIC and AIM who own securities also held by the Portfolio may not coincide, raising the possibility of a conflict of interest in such officers' and directors' management of the Portfolio. The Board of Directors believes, however, that any such possible conflict is adequately addressed by the statutory restrictions discussed above.

     (C)  THE OIL AND GAS POLICY

          CURRENT POLICY. The Portfolio's Oil and Gas Policy provides that the Portfolio will not:

          "purchase or sell commodities or commodity futures contracts or interests in oil, gas or other mineral exploration or development programs."

          PROPOSED CHANGE. The Board of Directors proposes to change this fundamental investment policy by eliminating the phrase "or interests in oil, gas or other mineral exploration or development programs" so that this policy will provide that the Portfolio will not:

          "purchase or sell commodities or commodity futures contracts."

          REASONS FOR PROPOSED CHANGE. The Board of Directors has determined that it is not necessary for the Portfolio to retain the Oil and Gas Policy and has approved its elimination, subject to shareholder approval. Even if shareholders approve the elimination of this Policy, the Portfolio may not invest in any security the purchase of which would have been prohibited by the Oil and Gas Policy without AIM first determining that the security presents minimal credit risk and otherwise satisfies the Portfolio's investment policies and Rule 2a-7 under the 1940 Act.

RECOMMENDATIONS. The Board of Directors recommends that you vote FOR the proposal to eliminate the fundamental investment policies of the Portfolio set forth in this Proposal 5.

APPROVAL OF PROPOSAL 5. As indicated on the proxy card accompanying this proxy statement, shareholders may approve this Proposal 5 in its entirety or, alternately, disapprove the proposed changes to one or more of the specific fundamental investment policies listed herein, while still approving the other proposed changes. If any of the changes contemplated by this Proposal 5 are not approved by the shareholders of the Portfolio, the related existing fundamental investment policies will continue in effect for the Portfolio.


                              GENERAL INFORMATION

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT. To the best knowledge of TFIC, the names and addresses of the record holders of 5% or more of the outstanding shares of TFIC as of the Record Date, and the amount of the outstanding shares owned of record by such holders are set forth below. TFIC has no knowledge of shares held beneficially.

                                                           Shares of Record
                            Name and Address                 Owned as of             Percent
Portfolio (Class)           of Record Owners                 June 5, 1998            of Class
-----------------           ----------------               ----------------          --------
Cash Reserve Portfolio      Nationsbank Texas                  223,677,977.03         21.42%
  Institutional Cash        1401 Elm Street, 11th Floor
     Reserve Shares         P.O. Box 8310000
                            Dallas, TX 75202

                            Trust Company Bank of Georgia      133,724,683.82         12.81%
                            303 Peachtree
                            14th Floor Proxy Dept.
                            Atlanta, GA 30348

                                                             Shares of Record
                            Name and Address                   Owned as of           Percent
Portfolio (Class)           of Record Owners                   June 5, 1998          of Class
-----------------           ----------------                 ----------------        --------
                            Chase Bank of Texas fbo               89,888,853.76         8.61%
                             Obie and Co.
                            Chase Bank Texas N.A.
                            811 Rusk, 18th Floor
                            Houston, TX 77002

                            Frost National Bank TX                81,348,572.38         7.79%
                            100 W. Houston
                            San Antonio, TX 78205

                            Nationsfund                         71,858,000.00       6.88%
                            The Bank of New York
                            90 Washington Street
                            New York, NY 10286

                            First Trust/VAR & Co.               70,498,806.00       6.75%
                            Funds Control Suite 0404
                            180 East Fifth Street
                            St. Paul, MN 55101

Cash Reserve Portfolio
   Private Investment       The Bank of New York                29,343,808.56      40.78%
     Class                  One Wall Street, 5th Floor
                            New York, NY 10286

                            Frost National Bank                 18,091,526.44      25.14%
                            100 W. Washington
                            San Antonio, TX 78299

                            First National Bank of Chicago       8,139,541.51      11.31%
                            Mail Suite 0126
                            Chicago, IL 60670

                            Oppenheimer & Co., Inc.              6,091,591.89       8.47%
                            World Financial Center
                            Oppenheimer Tower
                            New York, NY 10281

                            New Haven Savings Bank Trust Dept.          5,637,589.00       7.84%
                            P.O. Box 302
                            Trust Department
                            New Haven, CT 06502

     As of the Record Date, none of the directors or the chief executive officer of TFIC beneficially owned shares of any class of the Portfolio, other than Charles T. Bauer, the Chairman and a director of TFIC. Mr. Bauer beneficially owned on such date, with sole investment and voting power, 28,782,584 shares of the Institutional Class of the Portfolio, representing approximately 2.76% of the outstanding shares of such class.

     PROXY SOLICITATION. Officers of TFIC may engage in the solicitation of proxies for the Special Meeting. Such persons will not be compensated for such efforts. TFIC expects to solicit proxies principally by mail, but TFIC may also solicit proxies by telephone, facsimile or personal interview. TFIC may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the shares of TFIC. TFIC has engaged the services of Shareholder Communications Corporation to assist it in the tabulation of proxies for the Special Meeting. All costs of the proxy solicitation will be borne by TFIC.

     PROPOSALS OF SHAREHOLDERS. As a general matter, TFIC does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Portfolio should send such proposal to TFIC at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, proposals must be received a reasonable time before a solicitation is made and must comply with applicable law.

     OTHER BUSINESS. The management knows of no business to be presented to the Special Meeting other than the matters set forth in this proxy statement.

                              By order of the Board of Directors

                                    Charles T. Bauer
                              Chairman of the Board of Directors
June 17, 1998

                             CASH RESERVE PORTFOLIO

                            TAX-FREE INVESTMENTS CO.

                        SPECIAL MEETING OF SHAREHOLDERS
                                 JULY 17, 1998

     This proxy is being solicited by the Board of Directors of Tax-Free Investments Co. ("TFIC"), on behalf of the Cash Reserve Portfolio (the "Portfolio"). The undersigned hereby appoints as proxies Charles T. Bauer, Chairman, Robert H. Graham, President, and Carol F. Relihan, Secretary, of TFIC, and each of them (with full power of substitution) to vote for the undersigned all shares of common stock of the undersigned in the Portfolio at the special meeting of Shareholders to be held at the offices of TFIC, 11 Greenway Plaza, Suite 100, Houston, Texas 77046 at 3:00 p.m. local time on Friday, July 17, 1998, and any adjournment thereof (the "Special Meeting"), with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals set forth below with discretionary power to vote upon such other business as may properly come before the Special Meeting.

     The Board of Directors recommends that you vote FOR the following proposals:

     (1) Approval of a change to the Portfolio's fundamental investment policy regarding issuer diversification.

             For: [_]            Against: [_]              Abstain: [_]

     (2) Approval of a change to the Portfolio's fundamental investment policy regarding industry concentration.

             For: [_]            Against: [_]              Abstain: [_]

     (3) Approval of the elimination of the Portfolio's fundamental investment policy regarding investment in illiquid securities.

             For: [_]            Against: [_]              Abstain: [_]

     (4) Approval of the elimination of that portion of a fundamental investment policy of the Portfolio that permits the Portfolio to purchase Stand-By Commitments.

             For: [_]            Against: [_]              Abstain: [_]

     (5) Approval of the elimination of the following fundamental investment policies of the Portfolio which are no longer required under state securities laws:

          (a) the elimination of the fundamental investment policy that imposes a history of operations requirement on industrial development bonds;

          (b) the elimination of the fundamental investment policy that prohibits the purchase of securities of an issuer in which directors and officers of TFIC and A I M Advisors, Inc. also hold a beneficial interest; and

          (c) the elimination of that portion of a fundamental investment policy that prohibits the purchase or sale by the Portfolio of interests in oil, gas or other mineral exploration or development programs.

             For: [_]            Against: [_]              Abstain: [_]

     [_] To vote against the proposed elimination of one or more of the specific fundamental investment policies set forth in this Proposal 5, PLACE AN "X" IN THE BOX AT LEFT and indicate the letter(s) (as listed above) of the fundamental investment policies you do not want to change on the line below (any fundamental investment policy not indicated by letter on the line below will be voted "FOR" its elimination).

--------------------------------------------------------------------------------

     YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and return it promptly in the enclosed envelope.

     For the general rules on the proper method of signing this card, please refer to the Instructions for Signing a Proxy Card which accompany the proxy statement to which this proxy is attached. Unless this proxy is signed and dated by the appropriate person, it will not be voted.


Date:                                   Signature:
     -------------------------------              ------------------------------


Date:                                   Signature:
     -------------------------------              ------------------------------
                                                     (Joint Owners)




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